UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 1, 2010

CHINA TRANSPORTATION INTERNATIONAL HOLDINGS GROUP LIMITED

 (Exact name of registrant as specified in its charter)

Nevada	000-53658	26-4694804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.823, Taohualun West Road Yiyang City, HuNan Province China 413000
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86 737 421 3711

China Ding Cheng Science Holdings Co., Ltd.

P.O. Box 110310,

Naples, Florida 34108-0106

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

- i -

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, PRINCIPALLY IN THE SECTIONS ENTITLED “DESCRIPTION OF BUSINESS,” “RISK FACTORS,” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING STATEMENTS REGARDING FUTURE EVENTS, OUR FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. WE HAVE ATTEMPTED TO IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY INCLUDING “ANTICIPATES,” “BELIEVES,” “CAN,” “CONTINUE,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” “PREDICTS,” “SHOULD” OR “WILL” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE DO NOT MAKE FORWARD-LOOKING STATEMENTS UNLESS WE BELIEVE WE HAVE A REASONABLE BASIS FOR DOING SO, WE CANNOT GUARANTEE THEIR ACCURACY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING THE RISKS OUTLINED UNDER “RISK FACTORS” OR ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K, WHICH MAY CAUSE OUR OR OUR INDUSTRY’S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. MOREOVER, WE OPERATE IN A VERY COMPETITIVE AND RAPIDLY CHANGING ENVIRONMENT. NEW RISKS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR US TO PREDICT ALL RISK FACTORS, NOR CAN WE ADDRESS THE IMPACT OF ALL FACTORS ON OUR BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

- ii -

CURRENT REPORT ON FORM 8-K

CHINA TRANSPORTATION INTERNATIONAL HOLDINGS GROUP LIMITED

TABLE OF CONTENTS

Page

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

2

SHARE EXCHANGE

2

DESCRIPTION OF THE COMPANY

3

DESCRIPTION OF OUR BUSINESS

7

FINANCIAL INFORMATION

20

PROPERTIES

26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

28

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

29

EXECUTIVE COMPENSATION

31

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE  33

LEGAL PROCEEDINGS

34

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

34

RECENT SALES OF UNREGISTERED SECURITIES

35

DESCRIPTION OF SECURITIES

35

INDEMNIFICATION OF DIRECTORS AND OFFICERS

36

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

38

ITEM 5.02 –  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.  38

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR  38

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

39

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

39

- iii -

EXPLANATORY NOTES

As used in this Current Report on Form 8-K, all references hereinafter to the “Registrant,” the “Company,” “we,” “our” and “us” for periods prior to the closing of the Share Exchange refer to China Transportation International Holdings Group Limited (f/k/a China Ding Cheng Science Holdings Co., Ltd.), and for periods subsequent to the closing of the Share Exchange refer to China Transportation International Holdings Group Limited, and its wholly owned subsidiaries Eminent Promise, Tone Express, and Yiyang Tone Express and Yiyang Group, a PRC variable interest entity which we control through contractual agreements.

In addition, unless the context otherwise requires, in this Form 8-K:

-

“Common Stock” refers to our common stock, par value $0.001 per share;

-

“China” or “PRC” refers to the People’s Republic of China, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan;

-

“RMB” or “Renminbi” refers to Renminbi yuan, the legal currency of China; and

-

“$”, “US$” or “U.S. dollars” refers to the legal currency of the United States.

For convenience, certain amounts in Renminbi have been converted to US dollars at an exchange rate in effect at the date of the related financial statements or the related event.  Assets and liabilities are translated at the exchange rate as of the balance

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1, 2010, China Transportation International Holdings Group Limited (the “Registrant”), a Nevada corporation (f/k/a China Ding Cheng Science Holdings Co., Ltd.), entered into a Share Exchange Agreement (the “Exchange Agreement”) with Eminent Promise Limited (“Eminent Promise”), a corporation incorporated under the laws of the British Virgin Islands, and the shareholders of Eminent Promise (the “Shareholders”).  Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding shares of common stock in Eminent Promise to the Registrant in exchange for the issuance of an aggregate of 14,700,000 shares of the Registrant’s common stock, par value $.001 (“Common Stock”), to the Shareholders, thereby causing Eminent Promise and its wholly-owned subsidiaries, Tone Express (HK) Limited (“Tone Express”), a company incorporated under the laws of Hong Kong Special Administrative Region of PRC, and Yiyang Tone Express (HK) Limited (“Yiyang Tone Express”), a corporation incorporated under the laws of the Peoples Republic of China (“PRC”) to become wholly-owned subsidiaries of the Registrant, and Yiyang Xiangyun Group Company Limited (“Yiyang Group”), a corporation organized under the PRC laws to become a variable interest entity of the Registrant (the “Share Exchange”).

On April 1, 2010 in conjunction with the Share Exchange, Mr. Yueming Guo returned 14,700,000 shares of common stock to the Registrant for cancellation; Mr. Yueming Guo’s shares were cancelled and returned to the Company’s authorized but unissued shares of common stock.

Prior to the Share Exchange, as discussed more fully in Item 5.01 herein, Mr. Yueming Guo, a Director of the Registrant, was a shareholder of Eminent Promise, and was a controlling shareholder of the Registrant.  Aside from the foregoing, as of the date of the execution of the Exchange Agreement, there were no material relationships between the Registrant or any of its affiliates and Eminent Promise.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SHARE EXCHANGE

The Share Exchange

As discussed in Item 1.01, on April 1, 2010 the Registrant entered into the Exchange Agreement with Eminent Promise and the Shareholders.  Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding shares of common stock in Eminent Promise to the Registrant in exchange for the issuance of an aggregate of 14,700,000 shares of the Registrant’s common stock to the Shareholders, thereby causing Eminent Promise and its wholly-owned subsidiaries, Tone Express and Yiyang Tone Express to become wholly-owned subsidiaries of the Registrant and Yiyang Group to become a VIE of the Registrant.  Upon the closing of the Share Exchange on April 1, 2010, the Shareholders of Eminent Promise delivered all of their equity capital in Eminent Promise to the Registrant in exchange for 14,700,000 shares of common stock of the Registrant.  Following the Share Exchange, the Registrant has a total of 20,000,000 shares of common stock issued and outstanding.

The shares of the Registrant’s common stock issued in connection with the Share Exchange were not registered under the Securities Act, in reliance upon the exemptions from registration provided by Regulation S of the Securities Act of 1933 (the “Securities Act”).  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  Certificates representing these shares contain a legend stating the same.

Prior to the Share Exchange, as discussed more fully in Item 5.01 herein, Mr. Yueming Guo, a Director of the Registrant, was a shareholder of Eminent Promise, and was a controlling shareholder of the Registrant.  Aside from the foregoing, as of the date of the execution of the Exchange Agreement, there were no material relationships between the Registrant or any of its affiliates and Eminent Promise.

Changes Resulting from the Share Exchange

As a result of the Share Exchange the Registrant, through its subsidiaries and variable interest entity, is now engaged in the business of providing public transportation services in the PRC.  All business operations are conducted through our wholly-owned subsidiary, Yiyang Tone Express, and through Yiyang Group, our variable interest entity.  Yiyang Group is considered to be a variable interest entity because we do not have any direct ownership interest in it, but, as a result of a series of contractual agreements between Yiyang Tone Express, our wholly-owned subsidiary, and Yiyang Group and its shareholder we are able to exert effective control over Yiyang Group and to receive 100% of the net profits derived from the business operations of Yiyang Group.  The contractual agreements are more fully described below.

Changes to the Board of Directors and Officers

Pursuant to the terms of the Exchange Agreement, upon closing of the Share Exchange Frank Pioppi resigned as a director of the Registrant.  Mr. Yueming Guo was appointed as a director of the Registrant.  In addition, all of the former officers of the Registrant resigned and the following persons were appointed as officers of the Registrant: Mr. Yueming Guo as President, Ms. Caichun Wen as Chief Executive Officer and Secretary and Mr. Xin He as Chief Financial Officer and Treasurer. Subsequent to closing of the Share Exchange and following compliance with the provisions of SEC Rule 14f-1, it is anticipated that Anna Herbst will resign as a director and be replaced by one or more persons designated by Eminent Promise.  All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board of directors.

Accounting Treatment; Change of Control

The Share Exchange is being accounted for as a “reverse merger,” since the stockholders of Eminent Promise own a majority of the outstanding shares of the Registrant’s common stock immediately following the Share Exchange.  Eminent Promise is deemed to be the accounting acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of Eminent Promise’s operating affiliate, Yiyang Group and will be recorded at the historical cost basis of Yiyang Group.  After completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of the Registrant and Yiyang Group, the historical operations of Yiyang Group and the operations of the Registrant and its subsidiaries from the closing date of the Share Exchange.  No arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Registrant’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.  Further, as a result of the issuance of the shares of the Registrant’s common stock pursuant to the Share Exchange, a change in control of the Registrant occurred on the date of consummation of the Share Exchange.

DESCRIPTION OF THE COMPANY

Corporate Structure

China Transportation International Holdings Group Limited (fka China Ding Cheng Science Holdings Co., Ltd.), was incorporated under the laws of the State of Nevada on March 12, 2004 under the name Beautiful Life Foods, Inc. On December 22, 2004, the Company amended its Articles of Incorporation to change its name to Diamond Bay Holdings, Inc. On December 1, 2006, the Company amended its Articles of Incorporation to change its name to Shaan’xi Ding Cheng Science Holding Co., Ltd.  On February 5, 2007 the Company amended its Articles of Incorporation to change its name to China Ding Cheng Science Holdings Co., Ltd.  Up until the entry into the Exchange Agreement discussed in Item 1.01, the Registrant’s only activities had been organizational ones, directed at developing its business plan and raising its initial capital. Prior to the completion of the Share Exchange with Eminent Promise discussed above, the Registrant was a shell company as defined in Rule 12b-2 under the Securities Act of 1933, having no or nominal business operations, employees, or assets.

As a result of the Share Exchange described in this Item 2.01, Eminent Promise and its wholly-owned subsidiaries, Tone Express and Yiyang Tone Express became wholly-owned subsidiaries of the Registrant and Yiyang Group became a variable interest entity of the Registrant.

We are engaged in the business of public transportation services in the PRC, but do not directly carry on any business operations. PRC law restricts direct foreign ownership of transportation companies in the PRC.  To comply with PRC laws, the Registrant operates through a corporate structure consisting of subsidiaries, variable interest entities (“VIE”), and contractual arrangements.  A VIE is a term used by the U.S. Financial Accounting Standards Board to describe a legal business structure whose financial support comes from another corporation which exerts control over the VIE.  All of the Registrant’s business operations are structured around a series of contractual agreements (the “VIE Contractual Agreements”) between Yiyang Tone Express our wholly-owned subsidiary, and Yiyang Group and its shareholder.  Through the VIE Contractual Agreements, we are able to exert effective control over Yiyang Group and its subsidiaries and to receive 100% of the net profits derived from the business operations of Yiyang Group.  The VIE Contractual Agreements are more fully described below.

Eminent Promise was incorporated on August 11, 2009, under the laws of the British Virgin Islands as a holding company, for the purposes of owning 100% of the capital stock of Tone Express.  On March 9, 2010 Eminent Promise acquired all of the capital stock of Tone Express.  Tone Express was incorporated on August 13, 2009 under the laws of Hong Kong for the purpose of owing 100% of the capital stock of Yiyang Tone Express, a corporation incorporated on January 11, 2010 under the laws of the PRC.  Yiyang Group was incorporated as a state-owned enterprise in the PRC on December 26, 1987. On March 29, 2005, the Yiyang Group was converted into a limited company under an agreement with the Government of the PRC. Prior to June 1, 2009, Yiyang Group was engaged in the following businesses in the PRC:

1.

Public transportation – provide public transportation services for over 300 bus routes throughout mainland China;

2.

Property investment –real estate investment and management activities through five wholly-owned subsidiaries; and

3.

Hospitality and other activities - hospitality and other transport related services through nine branches located in the PRC.

Effective June 1, 2009, pursuant to a carve out agreement dated June 19, 2009 (“Carve Out Agreement”), the Yiyang Group was reorganized into three independent legal entities:

1.

Yiyang Xiangyun Group Company Limited (“Yiyang Group”) continues to hold the public transportation service;

2.

Yiyang Xiangyun Investment Company Limited (“Investment Co.”) was formed to engage in property investment business; and

3.

Yiyang Xiangyun Station Services Company Limited (“Station Co.”) was formed to take over the operation of the hospitality and other activities.

Yiyang Xiangyun Holding Company Limited (“Yiyang Holding”) is the sole shareholder of Yiyang Group at December 31, 2009.  Additionally, Yiyang Holding controls Investment Co., and Station Co.  Investment Co. and Station Co. are referred to as “fellow subsidiaries” hereafter. Pursuant to the Carve Out Agreement dated June 19, 2009, all assets, liabilities, income and expenses that are related directly to businesses in property investment, and hospitality and other activities were carved out and separately recorded under separate entities, Investment Co. and Station Co.

The Yiyang Group currently maintains ownership interests in the following subsidiary companies:

Company	Ownership %
Yiyang Xiang Highway Transportation Company Limited	80%
Yiyang Shi Dong Fang Travelling Bus Company Limited	88%
AnHua Xian An Shun Local Transportation Company Limited	100%
TaoJiang Xian HuiShanGang Xiangyun Rural Transportation Company Limited	100%

 The 12% of Yiyang Shi Dong Fang Travelling Bus Company Limited’s shares are owned by related parties as follows: 8% owned by Mr. Hongwu Liu, and 4% owned by Mr. Wenbing Song,. The 20% of Yiyang Xiang Highway Transportation Company Limited’s shares are owned by an unrelated third party – Hunan Xiang Highway Transportation Company.

The Chart below depicts the corporate structure of the Registrant as of the date of this 8-K.  The Registrant owns 100% of the capital stock of Eminent Promise and has no other direct subsidiaries.  Eminent Promise owns 100% of the capital stock of Tone Express and has no other direct subsidiaries. Tone Express owns 100% of the capital stock of Yiyang Tone Express and has no other subsidiaries.

Yiyang Group is a VIE of the Registrant which is controlled by the Registrant through VIE Contractual Agreements and has four subsidiary companies.

Description of VIE Contractual Agreements

The material contractual agreements between Yiyang Tone Express, Yiyang Group, and its shareholder consists of the following agreements:

Exclusive Management and Consulting Services Agreement – This agreement allows Yiyang Tone Express to manage and operate Yiyang Group and to collect 100% of the net profits of Yiyang Group.  Under the terms of the Exclusive Management and Consulting Services Agreement, Yiyang Tone Express is the exclusive provider of advice and consultancy services to Yiyang Group related to its general business operations, among other things. In exchange for such services, Yiyang Group must pay to Yiyang Tone Express 100% of the net profit generated by Yiyang Group.  Yiyang Tone Express owns all intellectual property rights arising from its performance under the Exclusive Management and Consulting Services Agreement.  The Exclusive Management and Consulting Services Agreement is effective for a period of twenty years, and unless terminated sooner, automatically renews for a successive ten year term.  Yiyang Tone Express may terminate the agreement upon thirty days prior written notice to Yiyang Group.  A copy of the Exclusive Management and Consulting Services Agreement is attached hereto as Exhibit 10.1, and is hereby incorporated by reference.

Operating Agreement – The parties to this agreement are Yiyang Tone Express, Yiyang Group and Yiyang Holding, the sole shareholder of Yiyang Group.  Under the agreement, Yiyang Holding guarantees the contractual performance by Yiyang Group under any agreements with third parties. Yiyang Tone Express has the right to approve any transactions that may materially affect the assets, liabilities, rights or operations of Yiyang Group and provide binding advice regarding its daily operations, financial management and employment matters, including the dismissal of employees. In addition, Yiyang Tone Express has the right to have Yiyang Group appoint director candidates recommended by Yiyang Tone Express, and the right to appoint the senior executives of Yiyang Group.  The Operating Agreement continues in effect for an initial 20 years from execution, and unless Yiyang Tone Express notifies Yiyang Group of its intent to terminate the Operating Agreement, it is renewed for an additional 10 year term.  Yiyang Tone Express has the right to terminate the agreement upon 30 days written notice but Yiyang Group does not have the right to terminate the Operating Agreement during its term. A copy of the Operating Agreement is attached hereto as Exhibit 10.2, and is hereby incorporated by reference.

Power of Attorney – Yiyang Tone Express has entered into a power of attorney with Yiyang Holding under which Yiyang Holding has vested its voting power in Yiyang Group in Yiyang Tone Express or its designee(s). The Power of Attorney does not have an expiration date. Yiyang Tone Express has the right to terminate the Power of Attorney upon 30 days' written notice but Yiyang Holding may not terminate the agreements without consent of Yiyang Tone Express. A copy of the Power of Attorney is attached hereto as Exhibit 10.3, and is hereby incorporated by reference.

Exclusive Option Agreement – The parties to this agreement are Yiyang Tone Express, Yiyang Group, and Yiyang Holding, the sole shareholder of Yiyang Group. Yiyang Holding has granted Yiyang Tone Express or its designee(s) the irrevocable right and option to acquire all or a portion of such shareholders' equity interests in Yiyang Group, or all of the assets of the Yiyang Group.  Pursuant to the terms of the agreement, Yiyang Holding and Yiyang Group have agreed to certain restrictive covenants to safeguard the rights of Yiyang Tone Express under the Option Agreement.  Yiyang Tone Express may terminate the Option Agreement upon 30 days prior written notice. The Option Agreement does not have an expiration date.  A copy of the Option Agreement is attached hereto as Exhibit 10.4, and is hereby incorporated by reference.

Pledge of Equity Agreement – The parties to this agreement are Yiyang Tone Express, and Yiyang Holding, the shareholder of Yiyang Group.  Pursuant to the agreement, Yiyang Holding has pledged all of its respective equity interest in Yiyang Group to Yiyang Tone Express to guarantee the performance by Yiyang Group of its obligations under the Exclusive Management and Consulting Services Agreement. The pledge expires two (2) years after the obligations under the Exclusive Management and Consulting Services Agreement are fulfilled. Yiyang Tone Express has the right to collect any and all dividends paid on the pledged equity interests. Pursuant to the terms of the Equity Pledge Agreement, Yiyang Holding has agreed to certain restrictive covenants to safeguard the rights of Yiyang Tone Express.  Upon an event of default under the agreement, Yiyang Tone Express may require Yiyang Holding to pay all outstanding and unpaid amounts due under the Exclusive Management and Consulting Services Agreement, or foreclose on the pledged equity interests. A copy of the Equity Pledge Agreement is attached hereto as Exhibit 10.5, and is hereby incorporated by reference.

DESCRIPTION OF OUR BUSINESS

Company Overview

As a result of the Share Exchange, all of the Registrant’s business operations are conducted through Yiyang Group.  The Registrant’s new contact information is as follows:

China Transportation International Holdings Group Limited

No.823, Taohualun West Road

Yiyang City, HuNan Province

China 413000

Telephone: 86 737 421 3711

Current Operations

Yiyang Group is a nationwide provider of road transportation services in the PRC.  As a provider of road transportation services in the PRC, Yiyang Group serves customers, offering scheduled passenger service on approximately 400 different transportation routes throughout the PRC on a fleet of approximately 900 buses. Yiyang Group operates 24 passenger and freight station yards, which are primarily located in Yiyang city and the surrounding area. Yiyang Group services most cities and areas within the territory of Hunan province of the PRC.  Yiyang Group also provides transportation services in the developed provinces and cities of Guangdong, Fujian, Zhejiang, Shanghai, Jiangsu, Shanxi, Henan, and Beijing.  The following diagram illustrates the Yiyang Group’s transport lines in China:

Yiyang Group’s business operations are separated into three different operating structures, all of which are discussed below:  1) Corporate Operation of Corporate Vehicle; 2) Private Operation of Contracted Transport; and 3) Vehicle-Affiliated Operation:

Corporate Operation of Corporate Owned Vehicle - “Corporate Operation of Corporate Owned Vehicle” refers to a business structure under which Yiyang Group owns both the vehicles and the operational right to the transport lines in which the Company is operating the vehicle.  The Company generates revenue through its own operation of the vehicles under this model. This business model accounted for 2% of Yiyang Group’s revenue for the fiscal year ended December 31, 2009.

Private Operation of Contracted Transport “Private Operation of Contracted Transport” is a business structure pursuant to which Yiyang Group contracts the right to the operation of corporate-owned vehicles, transport lines and running frequency to individual operators who are not affiliated with Yiyang Group.  The individual operators are responsible for risks and operational safety relating to the transportation services. Such operators are subject to the management of Yiyang Group and are required to pay Yiyang Group a management fee. This business model accounted for 97% of Yiyang Group’s revenue for the fiscal year ended December 31, 2009.

Vehicle Affiliated Operation – “Vehicle-Affiliated Operation”, refers to a business arrangement under which the vehicle is owned by a separate vehicle owner, not Yiyang Group. Under this structure, Yiyang Group collects a management fee and charges fees for station and yard service to the vehicle operators. This business model accounted for 1% of Yiyang Group’s revenue for the fiscal year ended December 31, 2009.

Under all three of the operating structures listed above, Yiyang Group utilizes an efficient, wide-range transport monitoring and dispatching system on all vehicles.  The monitoring system combines both a corporate GPS system and Yiyang Group’s management system to ensure the real-time collection of information related to vehicles that Yiyang Group is operating. The foregoing processes allow Yiyang Group to maintain a high level of supervision on all vehicles, drivers and conductors that Yiyang Group is operating.  The high level of supervision allows Yiyang Group to maintain a high level of operational safety.

The following chart identifies the Yiyang Group’s Branch Divisions, its Operating Vehicles, Number of Scheduled Runs, and Passenger Transport Volume for the past three fiscal years.

Serial No.	Name of Branch Company	# Of Vehicles	#Of Scheduled Runs Annually	# Of Average Passengers 2007	# Of Average Passengers 2008	# Of Average Passengers 2009
1	Heshan Company	63	34,020	85,000	86,300	87,800
2	Nanxian Company	94	50,786	126,000	127,900	128,400
3	Ziyang Company	82	44,367	110,000	116,000	117,500
4	Yiyang Branch Company	48	25,920	64,800	66,000	65,700
5	Meicheng Company	62	33,652	84,000	84,700	86,200
6	Bus Company	85	45,960	114,800	115,300	116,200
7	Datonghu Company	43	23,268	58,000	58,600	59,100
8	Yuanjiang Company	121	65,448	162,000	162,300	164,000
9	Anhua Company	62	25,870.00	64,300	65,100	65,600

10	Foreign Affairs Tourism Company	28	10,760.00	29,700	30,100	31,200
11	Anshun Public Transport Company	28	30,240.00	75,400	76,000	76,800
12	Huishangang Company	62	34,550.00	86,200	87,300	88,200
13	Taojiang Company	118	63,820.00	159,600	160,200	162,500
Total		896	488,661.00	1,219,800	1,235,800	1,249,200

Customers and Marketing

Customers

Yiyang Group’s primary customers are Chinese citizens who utilize public road transportation for various transportation needs in the PRC. Approximately 80% of Yiyang Group’s customers are residents of Yiyang City, approximately 15% of Yiyang Group’s customers travel to and from Yiyang City, and approximately 5% of Yiyang Group’s customers are tourists.  Yiyang Group’s customers utilize its transportation services for a variety or purposes.  Accordingly, Yiyang Group has segmented its business operations into the following areas: i) Transport Line Passenger Transportation; ii) Tourist Transportation; iii) Public Passenger Transportation; iv) and Rural Passenger Transportation.

Marketing

Yiyang Group maintains 3 full-time employees who focus on sales and marketing efforts related to the promotion of Yiyang Group’s services.   The marketing employees arrange for advertising events and prepare corporate literature for distribution to promote Yiyang Group’s services. Yiyang Group advertises and markets its services through a variety of mediums.  Specifically, Yiyang Group advertises it transportation services through the publications, the Yiyang Daily and the Yiyang TV Station.

Competition

The transportation industry in the PRC is highly competitive. Yiyang Group’s primary sources of competition for passengers are automobile travel, air travel, and railway transportation.  Over the past two decades, China has completed series of large-scale highway infrastructure projects creating an extensive road network throughout the PRC.  The extensive road network, coupled with the limited number of railway stations and airports has established road transportation as a competitive, affordable, and viable alternative to air and railway travel.

Yiyang Group is the largest professional transportation company in Yiyang city, in the Hunan province.  Yiyang Group’s primary competitors include smaller local transportation companies, specifically, Yiyang Automobile Transportation Company, Yiyang Lida Automobile Transportation Company, Yiyang Shenzhou Automobile Transportation Company.

We believe that the following factors enhance our competitive position within the road transportation industry in the PRC: 1) Yiyang Group is entitled to operate traffic lines throughout the PRC which are not subject to limitation on length; 2) Yiyang Group may directly apply to the Ministry of Transport to establish subsidiaries or subordinate transportation companies throughout the PRC; 3) Yiyang Group has a long operating history, is in good standing and is highly recognized with a broad customer base; 4) Yiyang Group maintains a large number of traffic routes with a regular operating frequency; and 5) Yiyang’s operational structure allows for effective logistical support and management of its transportation operations.  Based upon the foregoing, we believe that we are well positioned to compete in the competitive Chinese transportation industry.

Intellectual Property

The Company does not own any registered trademarks or patents. There may be patents issued or pending that are held by others and cover significant parts of our business methods or services. We cannot be certain that our business methods do not or will not infringe on any valid patents, copyrights or other intellectual property rights held by third parties. We may be subject to legal proceedings and claims, from time to time, relating to the intellectual property of others in the ordinary course of our business.

Government Regulation; Licenses

Our operations are subject to and affected by PRC laws and regulations.  The primary governmental regulation regulating the passenger road transportation industry in the PRC is the Administrative Provisions on the Operation Qualifications of Road Passenger Transportation Enterprises (Trial) enacted by the PRC Ministry of Transport in April 2000.  This regulation stipulates strict classifications on the qualifications of passenger transport companies, pursuant to which, companies with different qualifications are entitled to different rights to operate different classes of transport lines. The regulation also sets forth that first-class passenger transport companies are not confined to regional restrictions and have the right to bid for operation of any traffic routes within the PRC.  Any future traffic routes established by Yiyang Group will be governed by the Administrative Provisions on the Operation Qualifications of Road Passenger Transportation Enterprises.

The Yiyang Group currently maintains 460 licenses authorizing Yiyang Group to conduct road passenger transport services.  The licenses are issued by provincial and municipal transport administration authorities. In order to obtain a license to operate a specific transport line, Yiyang Group applies to relevant transport administration authorities for the necessary license according to its qualifications.  Once the license is received, Yiyang Group has the right to operate a specific transport line.

Employees

As of December 31, 2009 the Yiyang Group had a total of 250 full time employees. The following table sets forth the number of our employees categorized by function as of that date:

Name of Organizations	Management Staff	Service Staffs	Financial Staff	Total
Headquarter	2	11	2	15
Heshan Branch Company	2	13	3	18
Ziyang Branch Company	2	11	3	16
Yiyang South Branch Company	3	11	3	17
Anhua Branch Company	2	13	3	18
Meicheng Branch Company	3	34	4	41
Taojiang Branch Company	2	4	2	8

Huishangang Branch Company	2	16	2	20
Nanxian Branch Company	2	16	4	22
Yuanjiang Branch Company	2	8	1	11
Datonghu Branch Company	2	13	2	17
Tourism Transportation Branch Company	2	8	2	12
Anshuan Company	0	4	0	4
Huishangang Rural Transportation Company	2	11	2	15
Dongfang Travelling Bus Company	2	0	1	3
Yiyang Xiang Highway Transportation Company	0	7	1	8
Total	34	179	37	250
Percentage	13.6%	71.6%	14.8%	100%

Reports to Security Holders

We are required to file reports with the SEC under section 13(a) of the Securities Act.  The reports will be filed electronically.  You may read copies of any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet site that will contain copies of the reports we file electronically.  The address for the SEC Internet site is http://www.sec.gov.

Risk Factors

AN INVESTMENT IN OUR COMMON STOCK IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN EVALUATING OUR BUSINESS BEFORE PURCHASING ANY OF OUR SHARES OF COMMON STOCK. NO PURCHASE OF OUR COMMON STOCK SHOULD BE MADE BY ANY PERSON WHO IS NOT IN A POSITION TO LOSE THE ENTIRE AMOUNT OF HIS INVESTMENT. THE ORDER OF THE FOLLOWING RISK FACTORS IS PRESENTED ARBITRARILY. YOU SHOULD NOT CONCLUDE THE SIGNIFICANCE OF A RISK FACTOR BECAUSE OF THE ORDER OF PRESENTATION.  OUR BUSINESS AND OPERATIONS COULD BE SERIOUSLY HARMED AS A RESULT OF THESE RISKS.

Risks Relating to Our Business

The PRC Government may change its policies and rules regulating the public transportation industry in the PRC.

In an effort to meet the challenges of globalization and further improve the standards of quality and safety of the public transportation industry in the PRC, the Chinese government may update or enhance its current policies and regulations governing the public transportation industry.  Yiyang Group maintains an awareness of the possible effects of modifications to industry policies.  Yiyang Group ensures that its business operations are in compliance with the state industry policies. Notwithstanding the foregoing, if the existing policies and regulations are changed, or heightened requirements are established, our business could be adversely affected.  Such changes could result in reduced profits and profit margins.

We may face heightened competition from new entrants into the transportation industry in China.

Yiyang Group is a provider of road public transportation services. The transportation industry in the PRC is highly competitive. Currently, Yiyang Group’s primary sources of competition for passengers are automobile travel, air travel, and railway transportation.  As the transportation needs of the citizens of the PRC increases, Yiyang Group will faced heightened competition from not only road transportation service providers, but also from railway and airline transportation service providers. Recently the PRC engaged in the development of special express trains as an alternative means to road transportation; as a result, the competition between railway and road passenger transport has accelerated in the middle and short-distance passenger transportation market.  If such competition continues to increase, Yiyang Group could experience reduced profits and profit margins. Currently, Yiyang Group is the largest professional transportation company in Yiyang city, in the Hunan province.  Yiyang Group’s primary competitors include smaller local transportation companies, specifically, Yiyang Automobile Transportation Company, Yiyang Lida Automobile Transportation Company, Yiyang Shenzhou Automobile Transportation Company.

Yiyang Group’s business is heavily impacted by the price and availability of fuel. Continued volatility in fuel costs and/or significant disruptions in the supply of fuel could adversely affect Yiyang Group’s results of operations.

Buses and automobiles are inherently dependent upon energy to operate and can therefore be significantly impacted by changes in the prices of fuel. The cost of fuel, which generally has been at historically high levels over the last three years, is largely unpredictable. Even a small change in fuel prices, with no other changes, could adversely impact Yiyang Group’s results of operations.

The road transportation industry in the PRC is affected by many conditions that are beyond Yiyang Group’s control.

Yiyang Group’s business and the road transportation industry in general are also impacted by other conditions that are largely outside of Yiyang Group’s control, including, among others:

•	Changes in consumer preferences, perceptions, spending patterns, or demographic trends;

•	Actual or potential disruptions in the transportation routes;

•	Increases in costs of safety, security, and environmental measures; and

•	Weather and natural disasters.

Because expenses of bus travel do not vary significantly with the number of passengers carried, a relatively small change in the number of passengers can have a disproportionate effect on a road transportation company’s operating and financial results. Therefore, any general reduction in road transportation passenger traffic as a result of any of these factors could adversely affect Yiyang Group’s results of operations.

Yiyang Group has significant short-term debt obligations, which mature in approximately one to two years.  Our inability to extend the maturities of, or to refinance, this debt could result in defaults, and in certain instances, foreclosures on our assets.  Moreover, we may be unable to obtain financing to fund ongoing operations and future growth.

Yiyang Group currently depends on short-term bank loans and net revenues to meet its short-term cash requirements.  As December 31, 2009, Yiyang Group’s total bank debt outstanding was approximately $8.2 million which carries maturity periods ranging from one to two years; the short-term and revolving nature of these credit facilities is common in China. Part of these short-term credit facilities are guaranteed by the buildings owned by Yiyang Group and its related parties.  However, it is customary practice for banks and borrowers to negotiate roll-overs or renewals of short-term borrowings on an on-going basis shortly before they mature.  Although we have renewed our short-term borrowings in the past, we cannot assure you that we will be able to renew these loans in the future as they mature.  If we are unable to obtain renewals of these loans or sufficient alternative funding on reasonable terms from banks or other parties, we will have to repay these borrowings with the cash on our balance sheet or cash generated by our future operations, if any.

Moreover, we cannot assure you that our business will generate sufficient cash flow from operations to repay these borrowings.  Failure to obtain extensions of the maturity dates of, or to refinance, these obligations or to obtain additional equity financing to meet these debt obligations would result in an event of default with respect to such obligations and could result in the foreclosure on the collateral. The sale of such collateral at foreclosure would significantly disrupt our operations, which could significantly lower our revenues and profitability.

In addition, we may be exposed to changes in interest rates.  If interest rates increase substantially, our results of operations could be adversely affected.

Because of the capital-intensive nature of our business, we may have to incur additional indebtedness or issue new equity securities and, if we are not able to obtain additional capital, our ability to operate or expand our business may be impaired and our results of operations could be adversely affected.

Our business requires significant levels of capital to finance the development and expansion of our transportation services, and we therefore expect that we will need additional capital to fund our future growth.  If cash from available sources is insufficient or unavailable due to restrictive credit markets, or if cash is used for unanticipated needs, we may require additional capital sooner than anticipated. Our ability to obtain additional capital on acceptable terms or at all is subject to a variety of uncertainties, including:

●	investors’ perceptions of, and demand for, companies in the Chinese transportation industry;

●	investors’ perceptions of, and demand for, companies operating in China;

●	conditions of the U.S. and other capital markets in which we may seek to raise funds;

●	our future results of operations, financial condition and cash flows;

●	governmental regulation of foreign investment in China;

●	economic, political and other conditions in the United States, China, and other countries; and

●	governmental policies relating to foreign currency borrowings.

Our success is dependent on retaining key personnel who would be difficult to replace.

Our success depends largely on the continued services of our key management.  In particular, our success depends on the continued efforts of Mr. Yueming Guo our President and Ms. Caichun Wen our Chief Executive Officer.  Mr. Yueming Guo and Ms. Caichun Wen have been instrumental in developing our business model and are crucial for our business development. There can be no assurance that Mr. Yueming Guo and Ms. Caichun Wen will continue in their present capacities for any particular period of time.  The loss of the services of Mr. Yueming Guo and Ms. Caichun Wen could materially and adversely affect our business development.  This could force us to curtail or cease our business operations.

Existing regulations and changes to existing regulations may present technical, regulatory and economic barriers to the provision of our services, which may significantly reduce demand for our services.

The transportation industry is subject to oversight and regulation in accordance with national and local ordinances relating to safety and other related matters. We are responsible for knowing all applicable regulatory requirements and must conduct our services to comply with all such requirements. Any new government regulations or utility policies that relate to our services may result in significant additional expenses to us and our customers and, as a result, could cause a significant reduction in demand for our services.

We could be subject to claims related to safety risks relating to our transportation services.

Use of our transportation services may pose potential health or safety risks to passengers utilizing our transportation services.  There is a risk that claims will be asserted against us for injury or death suffered by someone using our services.  Personal injury claims and lawsuits can result in significant legal defense costs, settlement amounts and awards, and could have an adverse effect on our business, financial condition and result of operations or cash flow.  In addition to the risks of liability exposure and increased costs of defense, claims arising from our service may produce publicity that could hurt our reputation and business.

Because we may not be able to obtain business insurance in the PRC, we may not be protected from risks that are customarily covered by insurance in the United States.

Business insurance is not readily available in the PRC to cover certain losses of a type which would normally be covered by insurance in the United States, such as business interruption insurance and third party liability insurance to cover claims related to personal injury, or property damage arising from accidents during our operations. Yiyang Group currently maintains insurance on all of its operating vehicles and maintains the requisite business insurance in accordance with Chinese law.  However, the insurance that Yiyang Group maintains may not be sufficient to cover all liabilities and damages that may occur as a result of the business operations of Yiyang Group.  In the event that the Company’s insurance coverage is not sufficient to cover losses and liabilities, Yiyang Group may incur significant expenses in both defending any action and in paying any claims that result from a settlement or judgment of an uninsured claim.   Any losses not covered by insurance will have to be borne by us without any assistance, and we may not have sufficient capital to cover material damage to, or the loss of, our facility due to fire, severe weather, flood or other cause, and such damage or loss would have a material adverse effect on our financial condition, business and prospects.

The legal requirements associated with being a public company, including those contained in and issued under the Sarbanes-Oxley Act, may make it difficult for us to retain or attract qualified officers and directors, which could adversely affect the management of our business and our ability to obtain or retain listing of our common stock.

We may be unable to attract and retain qualified officers, directors and members of board of directors committees required to provide for our effective management because of the rules and regulations that govern publicly held companies, including, but not limited to, certifications by principal executive officers.  The actual and perceived personal risks associated with compliance with the Sarbanes-Oxley

Act and other public company requirements may deter qualified individuals from accepting roles as directors and executive officers.  Further, the requirements for board or committee membership, particularly with respect to an individual’s independence and level of experience in finance and accounting matters, may make it difficult to attract and retain qualified board members.   If we are unable to attract and retain qualified officers and directors, the management of our business and our ability to obtain or retain the listing of our common stock on any stock exchange (assuming we are able to obtain such listing) could be adversely affected.

If we fail to establish and maintain an effective system of internal controls, we may not be able to report our financial results accurately or to prevent fraud.  Any inability to report and file our financial results accurately and timely could harm our business and adversely impact the trading price of our Common Stock.

We are required to establish and maintain internal controls over financial reporting, disclosure controls, and to comply with other requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules promulgated by the SEC thereunder. Our management, including our Chief Executive Officer and Chief Financial Officer, cannot guarantee that our internal controls and disclosure controls will prevent all possible errors or all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. In addition, the design of a control system must reflect the fact that there are resource constraints and the benefit of controls must be relative to their costs. Because of the inherent limitations in all control systems, no system of controls can provide absolute assurance that all control issues and instances of fraud, if any, within our company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. Further, controls can be circumvented by individual acts of some persons, by collusion of two or more persons, or by management override of the controls. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, a control may become inadequate because of changes in conditions or the degree of compliance with policies or procedures may deteriorate. Because of inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and may not be detected.

Risks Relating to the Our Corporate Structure

Our corporate structure, in particular our variable interest entity contracts (the “VIE Contractual Agreements”), are subject to significant risks, as set forth in the following risk factors.

We are a holding company that depends on cash flow from Eminent Promise, its subsidiaries and Yiyang Group to meet our obligations.

After the consummation of the Share Exchange, we became a holding company with no material assets other than the stock of Eminent Promise.  Accordingly, all our operations are conducted through Eminent Promise, its direct subsidiaries and Yiyang Group.  We currently expect that the earnings and cash flow of our subsidiaries will primarily be retained and used by us in their operations.

We depend upon the VIE Arrangements in conducting our business in the PRC, which may not be as effective as direct ownership.

Our affiliation with the Yiyang Group is managed through the VIE Contractual Agreements.  The VIE Contractual Agreements may not be as effective in providing us with control over Yiyang Group as direct ownership.  The VIE Contractual Agreements are governed by the PRC laws and provide for the resolution of disputes through arbitration pursuant to the PRC laws.  Accordingly, the VIE Contractual Agreements would be interpreted in accordance with the PRC laws.  If Yiyang Group or its shareholders fail to perform the obligations under the VIE Contractual Agreements, we may have to rely on legal remedies under the PRC laws, including seeking specific performance or injunctive relief, and claiming damages, and there is a risk that we may be unable to obtain these remedies.  The legal environment in China is not as developed as in other jurisdictions.  As a result, uncertainties in the PRC legal system could limit our ability to enforce the VIE Contractual Agreements.

We may not be able to consolidate the financial results of some of our affiliated companies or such consolidation could materially adversely affect our operating results and financial condition.

All of our business is conducted through Yiyang Group which currently is considered for accounting purposes a VIE, and we are considered the primary beneficiary, enabling us to consolidate our financial results in our consolidated financial statements. In the event that in the future a company we hold as a VIE would no longer meet the definition of a VIE, or we are deemed not to be the primary beneficiary, we would not be able to consolidate line by line that entity’s financial results in our consolidated financial statements for PRC purposes. Also, if in the future an affiliate company becomes a VIE and we become the primary beneficiary, we would be required to consolidate that entity’s financial results in our consolidated financial statements for PRC purposes. If such entity’s financial results were negative, this could have a corresponding negative impact on our operating results for PRC purposes. However, any material variations in the accounting principles, practices and methods used in preparing financial statements for PRC purposes from the principles, practices and methods generally accepted in the United States and in the SEC accounting regulations must be discussed, quantified and reconciled in financial statements for United States and SEC purposes.

Because we rely on the Exclusive Management and Consulting Services Agreement with Yiyang Group for our revenue, the termination of this agreement will severely and detrimentally affect our continuing business viability under our current corporate structure.

We are a holding company and all of our business operations are conducted through the VIE Contractual Agreements. As a result, we currently rely for our revenues on dividends payments from Yiyang Tone Express after it receives payments from Yiyang Group pursuant to the the Exclusive Management and Consulting Services Agreement. The Exclusive Management and Consulting Services Agreement may be terminated by Yiyang Group for gross negligence, fraud or other illegal acts or bankruptcy of Yiyang Tone Express.

Yiyang Tone Express may terminate the Exclusive Management and Consulting Services Agreement without cause. Because neither we nor our subsidiaries own equity interests of Yiyang Group, the termination of the the Exclusive Management and Consulting Services Agreement would sever our ability to continue receiving payments from Yiyang Group under our current holding company structure. While we are currently not aware of any event or reason that may cause the Exclusive Management and Consulting Services Agreement to terminate, we cannot assure you that such an event or reason will not occur in the future. In the event that the consulting services agreement is terminated, this may have a severe and detrimental effect on our continuing business viability under our current corporate structure, which, in turn, may affect the value of your investment.

Contractual arrangements entered into by our subsidiary and our PRC operating affiliate may be subject to scrutiny by the PRC tax authorities.  Such scrutiny may lead to additional tax liability and fines, which would hinder our ability to achieve or maintain profitability.

Under PRC law, arrangements and transactions among related parties may be subject to audit or challenge by the PRC tax authorities. If any of the transactions entered into by our subsidiary and our PRC operating affiliate are found not to be on an arm’s-length basis or to result in an unreasonable reduction in tax under PRC law, the PRC tax authorities have the authority to disallow tax savings, adjust the profits and losses of our respective PRC entities and assess late payment interest and penalties.

The contractual agreements that we have with our PRC operating affiliate may be determined to be a mechanism to circumvent the restriction of foreign ownership of a business in the PRC, and therefore could be determined to be unenforceable because they are against public policy.

We do directly carry on any business operations due to PRC laws and do not have a direct ownership interest in Yiyang Group, our PRC operating affiliate.  However, through a series of contractual arrangements entered into between Yiyang Group and our subsidiary, Yiyang Tone Express we are able to: i) exert effective control over our PRC operating affiliate; ii) receive substantially all of the economic benefits derived from the business operations of our PRC operating affiliate; and iii) have an exclusive option to purchase all or part of the equity interests in our PRC operating affiliate. Notwithstanding the foregoing, there is a risk that these contractual agreements between Yiyang Group and our subsidiary Yiyang Tone Express, may be determined by a government agency in the PRC to be a mechanism to circumvent the restrictions on foreign ownership of a PRC business and therefore could be determined to be unenforceable because they are against public policy. If the agreements were determined to be void as against public policy, we would have no right to the economic benefits from the operations of our PRC affiliate, and we would have no other means of generating revenue.

Risks Associated With Doing Business in China

Changes in the policies of the PRC government could have a significant impact upon the business we may be able to conduct in the PRC and the profitability of our business.

The PRC's economy is in a transition from a planned economy to a market oriented economy subject to five-year and annual plans adopted by the government that set national economic development goals. Policies of the PRC government can have significant effects on the economic conditions of the PRC. The PRC government has confirmed that economic development will follow the model of a market economy. Under this direction, we believe that the PRC will continue to strengthen its economic and trading relationships with foreign countries and business development in the PRC will follow market forces. While we believe that this trend will continue, there can be no assurance that this will be the case.  A change in policies by the PRC government could adversely affect our interests by, among other factors: changes in laws, regulations or the interpretation thereof, confiscatory taxation, restrictions on currency conversion, imports or sources of supplies, or the expropriation or nationalization of private enterprises. Although the PRC government has been pursuing economic reform policies for more than two decades, there is no assurance that the government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting the PRC's political, economic and social life.

A slowdown or other adverse developments in the PRC economy may harm our customers and the demand for our services and our products.

All of our operations are conducted in the PRC and all of our revenues are generated from sales in the PRC. Although the PRC economy has grown significantly in recent years, there is no assurance that this growth will continue. A slowdown in overall economic growth, an economic downturn, a recession or other adverse economic developments in the PRC could significantly reduce the demand for our services.

If relations between the United States and China worsen, investors may be unwilling to hold or buy our stock and our stock price may decrease.

At various times during recent years, the United States and China have had significant disagreements over political and economic issues. Controversies may arise in the future between these two countries.

Any political or trade controversies between the United States and China, whether or not directly related to our business, could reduce the price of our common stock.

Future inflation in China may inhibit the profitability of our business in China.

In recent years, the Chinese economy has experienced periods of rapid expansion and high rates of inflation.  Rapid economic growth can lead to growth in the money supply and rising inflation.  If prices for our services and products rise at a rate that is insufficient to compensate for the rise in the costs of supplies, it may have an adverse effect on profitability.  These factors have led to the adoption by Chinese government, from time to time, of various corrective measures designed to restrict the availability of credit or regulate growth and contain inflation.  High inflation may in the future cause Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China, and thereby harm the market for our services and products.

The fluctuation of the Renminbi may harm your investment.

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC's political and economic conditions. As we rely almost entirely on revenues earned in the PRC, any significant revaluation of the Renminbi may materially and adversely affect our cash flows, revenues and financial condition. If we decide to convert our Renminbi into U.S. dollars for the purpose of making payments for dividends on our common shares or for other business purposes and the U.S. dollar appreciates against the Renminbi, the U.S. dollar equivalent of the Renminbi we convert would be reduced. In addition, the depreciation of significant U.S. dollar denominated assets could result in a charge to our income statement and a reduction in the value of these assets.   Since 2005, the PRC government has permitted the Renminbi to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy has resulted in significant appreciation of the Renminbi against the U.S. dollar. While the international reaction to the Renminbi revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the Renminbi against the U.S. dollar.

We must comply with the Foreign Corrupt Practices Act.

We are required to comply with the United States Foreign Corrupt Practices Act, which prohibits U.S. companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business.  Foreign companies, including some of our competitors, are not subject to these prohibitions.  Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time-to-time in mainland China.  If our competitors engage in these practices, they may receive preferential treatment from personnel of some companies, giving our competitors an advantage in securing business or from government officials who might give them priority in obtaining new licenses, which would put us at a disadvantage.  Although we inform our personnel that such practices are illegal, we can not assure you that our employees or other agents will not engage in such conduct for which we might be held responsible.  If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties.

As all of our operations and personnel are in the PRC, we may have difficulty establishing adequate western style management, legal and financial controls.

The PRC historically has been deficient in western style management and financial reporting concepts and practices, as well as in modern banking, and other control systems.  We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in the PRC.  As a result of these factors, and especially given that we expect to be a publicly listed company in U.S. and subject to regulation as such, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet western standards.  We may have difficulty establishing adequate management, legal and financial controls in the PRC.  Therefore, we may, in turn, experience difficulties in implementing and maintaining adequate internal controls as required under Section 404 of the Sarbanes-Oxley Act and other applicable laws, rules and regulations.  This may result in significant deficiencies or material weaknesses in our internal controls which could impact the reliability of our financial statements and prevent us from complying with SEC rules and regulations and the requirements of the Sarbanes-Oxley Act.  Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our business and the public announcement of such deficiencies could adversely impact our stock price.

The PRC’s legal and judicial system may not adequately protect our business and operations and the rights of foreign investors

The PRC legal and judicial system may negatively impact foreign investors. In 1982, the National People's Congress amended the Constitution of China to authorize foreign investment and guarantee the "lawful rights and interests" of foreign investors in the PRC. However, the PRC's system of laws is not yet comprehensive. The legal and judicial systems in the PRC are still rudimentary, and enforcement of existing laws is inconsistent.  As a result, it may be impossible to obtain swift and equitable enforcement of laws that do exist, or to obtain enforcement of the judgment of one court by a court of another jurisdiction. The PRC's legal system is based on the civil law regime, that is, it is based on written statutes; a decision by one judge does not set a legal precedent that is required to be followed by judges in other cases. In addition, the interpretation of Chinese laws may be varied to reflect domestic political changes.

The promulgation of new laws, changes to existing laws and the pre-emption of local regulations by national laws may adversely affect foreign investors.  There can be no assurance that a change in leadership, social or political disruption, or unforeseen circumstances affecting the PRC's political, economic or social life, will not affect the PRC government's ability to continue to support and pursue these reforms. Such a shift could have a material adverse effect on our business and prospects.

Because our principal assets are located outside of the United States and all of our directors and officers reside outside the United States, it may be difficult for you to enforce your rights based on U.S. Federal Securities Laws against us and our officers and some directors in the U.S. or to enforce a U.S. court judgment against us or them in the PRC.

The majority of our directors and officers reside outside the United States. In addition, our operating subsidiaries are located in the PRC and substantially all of their assets are located outside of the United States. It may therefore be difficult for investors in the United States to enforce their legal rights based on the civil liability provisions of the U.S. Federal securities laws against us in the courts of either the U.S. or the PRC and, even if civil judgments are obtained in U.S. courts, to enforce such judgments in PRC courts. Further, it is unclear if extradition treaties now in effect between the United States and the PRC would permit effective enforcement against us or our officers and directors of criminal penalties, under the U.S. Federal securities laws or otherwise.

Risks Relating to Share Exchange

Because Yiyang became public by means of a “reverse merger” transaction, the Company may not be able to attract the attention of major brokerage firms.

There may be risks associated with Yiyang Group’s becoming public through a reverse merger transaction. Specifically, securities analysts of major brokerage firms may not provide coverage of the Company since there is no incentive to brokerage firms to recommend the purchase of the Company’s common stock.  No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of the Company.

Risks Relating to Our Common Stock

We have a large number of authorized but unissued common stock and blank check preferred stock..

Our Articles of Incorporation authorize the issuance of 300,000,000 shares of common stock, $.001 par value, and 30,000,000 shares of preferred stock, $.001 par value.  We presently have 20,000,000 shares of common stock issued and outstanding.  Our Board of Directors has the power to issue any or all of such additional shares without stockholder approval.  Although we presently have no commitments, contracts or intentions to issue any additional shares, we may issue shares for the purpose of raising additional capital. Potential investors should be aware that any such stock issuance may result in a reduction of the book value or market price of our common stock of the then outstanding shares.  Furthermore, if we issue additional shares, such issuance will reduce the proportionate ownership and voting power of the other stockholders, and any new issuance of shares may result in a change of our control.

Resale of our shares may be difficult because there is no current market for our shares, and it is possible that no market will develop. This may reduce or limit the potential value of our shares.

There is no current public market for our shares of common stock, and no assurance that such a public market will develop in the future. Even in the event that such a public market does develop, there is no assurance that it will be maintained or that it will be sufficiently active or liquid to allow stockholders to easily dispose of their shares. The lack of a public market or the existence of a public market with little or no activity or liquidity is likely to reduce or limit the potential value of our shares.

Potential future sales under Rule 144 may depress the market price for the common stock.

In general, under Rule 144, a person who has satisfied a minimum holding period of between 6 months and one-year and any other applicable requirements of Rule 144, may thereafter sell such shares publicly. Therefore, the possible sale of our shares may, in the future, have a depressive effect on the price of our common stock in the over-the-counter market.

FINANCIAL INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Company Overview & Plan of Operation

Company Overview

China Transportation International Holdings Group Limited (fka China Ding Cheng Science Holdings Group Limited) was incorporated under the laws of the State of Nevada on March 12, 2004.  Up until the entry into the Exchange Agreement discussed in Item 1.01, the Registrant’s only activities had been organizational ones, directed at developing its business plan and raising its initial capital. Prior to the completion of the Share Exchange with Eminent Promise discussed above, the Registrant was a shell company having no or nominal business operations, employees, or assets.  As a result of the Share Exchange, Eminent Promise and its wholly-owned subsidiaries, Tone Express and Yiyang Tone Express, became wholly-owned subsidiaries of the Registrant. This transaction was accounted for as a “reverse merger” with Eminent Promise deemed to be the accounting acquirer and the Registrant as the legal acquirer.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of Eminent Promise’s operating subsidiary, Yiyang Group will be recorded at the historical cost basis of Yiyang Group.  After completion of the Share Exchange, because Yiyang Group is a VIE of the Registrant, the Registrant’s financial statements will be consolidated and will include the assets and liabilities of both the Registrant and Yiyang Group the historical operations of Yiyang Group and the operations of the Registrant and its subsidiaries from the closing date of the Share Exchange.  Through the closing of the Share Exchange, the Registrant succeeded to the business of Yiyang Group as its sole line of business.  Yiyang Group engages in the business of public transportation in the PRC.

Plan of Operation

Yiyang Group is a nationwide provider of road transportation services in the PRC.  As a provider of road transportation services in the PRC, Yiyang Group currently serves customers, offering scheduled passenger service on approximately 400 different transportation routes throughout the PRC on a fleet of approximately 900 buses. Yiyang Group operates 24 passenger and freight station yards, which are primarily located in Yiyang city and the surrounding area. Yiyang Group services most cities and areas within the territory of Hunan province of the PRC.  Yiyang Group also provides transportation services in the developed provinces and cities of Guangdong, Fujian, Zhejiang, Shanghai, Jiangsu, Shanxi, Henan, and Beijing.

Yiyang Group’s current business operations are primarily funded through the revenue generated by Yiyang Group’s road transportation services and through short term bank loans. Yiyang Group anticipates that the existing cash and cash equivalents on hand, together with the net cash flows generated from its business activities will be sufficient to meet the working capital requirements to sustain the current business operations for the next twelve months.

In addition to maintaining its current business operations, over the next twelve months, Yiyang Group anticipates that it will focus on establishing itself as one of the preeminent providers of road transportation services in the PRC, and will focus on expanding its current business operations.  Specifically, during the next twelve months Yiyang Group would like to engage in the following business activities: i) replace and/or update some of its current transporting facilities; ii) develop high-end passenger transport services, including, but not limited to acquiring approximately 80 deluxe passenger coaches; iii) enhance the Yiyang Group’s status as a service provided in the tourism industry in the PRC by establishing tour passenger transport services specifically oriented towards tourism in the PRC; iv) add approximately two provincial level passenger traffic lines; and v) seek out strategic business combinations in the transportation industry in the PRC, including, but not limited to acquiring 1 county level passenger transport company.  Yiyang Group anticipates additional working capital to be required to engage in the business activities enumerated above.  The Company anticipates raising the necessary funds to engage in the foregoing business activities through a private placement offering of the Company’s common stock.  The foregoing business activities are goals of the Company.  There is no assurance that the Company will be able to raise the necessary funds to complete any, or all, of the foregoing actions.

Results of Operation

The following discussion and analysis provides information that we believe is relevant to an assessment and understanding of our results of operation and financial condition for Yiyang Group.  As noted above, on April 1, 2010, the Registrant acquired 100% of the capital stock of Eminent Promise, thereby making Eminent Promise and Tone Express and Yiyang Tone Express to become wholly-owned subsidiaries of the Registrant and Yiyang Group to become VIE of the Registrant.  Accordingly, the financial statements attached hereto for the fiscal years ended December 31, 2009 and December 31, 2008 are those of Yiyang Group.  The following discussion should be read in conjunction with the Financial Statements and related Notes appearing elsewhere in this Form.

    Our financial statements are stated in US Dollars and are prepared in accordance with generally accepted accounting principals of the United States (“GAAP”).

Results of Operation for Yiyang Group for the Fiscal Year Ended December 31, 2009 Compared to the Fiscal Year Ended December 31, 2008.

Revenues

During the fiscal year ended December 31, 2009, Yiyang Group had operating revenues in the amount of $19,798,345 as compared to operating revenues of $17,226,574 during the fiscal year ended December 31, 2008, an increase of $2,571,771, or approximately 15%.  The increase in operating revenues from 2008 to 2009 was primarily attributable to the facts that: i) during the fiscal year ended 2009 the Yiyang Group added 5 new traffic lines which resulted in the expansion of Yiyang Group’s transportation services, thereby allowing Yiyang Group to generate additional revenue; and ii) in 2009, the PRC Government established the “Tax-for-Fee” reform; this tax reform resulted in Yiyang Group’s subcontractors paying Yiyang Group increased monthly compensation regarding Yiyang Group’s services; and iii) during the fiscal year ended December 31, 2009, Yiyang Group added additional operating vehicles with a larger passenger capacity, thereby allowing Yiyang to generate increased revenue through additional ticket sales on certain transportation routes operated by the Company.

Costs of Revenue

The cost of revenue for Yiyang Group for the fiscal year ended December 31, 2009 was $12,274,580 as compared to $12,278,804 for the fiscal year ended December 31, 2008, a decrease of $4,224. The decrease in costs of revenue from 2008 to 2009 was primarily attributable to the facts that: i) the reform of “Tax-for-Fee” in 2009 abolished most flat fees charged on vehicles operated by the Company. The new tax system collects tax based on mileages, so as to reduce Yiyang Group’s operating costs; and ii) vehicle accidents and thus the expenses associated with such accidents decreased significantly in fiscal year ended December 31, 2009.

Gross Profit

During the fiscal year ended December 31, 2009, Yiyang Group had gross profit of $7,523,765 as compared to $4,947,770 for the fiscal year ended December 31, 2008, The gross profit ratio increase approximately 10% as compare with 2008. The increase in gross profit ratio was primarily attributable to the facts that: i) during the fiscal year ended 2009 the Yiyang Group added 5 new traffic lines which resulted in the expansion of Yiyang Group’s transportation services, thereby allowing Yiyang Group to generate additional revenue; and ii). In 2009, the PRC Government established the “Tax-for-Fee” reform; This tax reform resulted in Yiyang Group’s subcontractors paying Yiyang Group increased monthly compensation regarding Yiyang Group’s services; and iii) vehicle accidents and thus the expenses associated with such accidents decreased significantly in fiscal year ended December 31, 2009.

Operating Expenses

During the fiscal year ended December 31, 2009, Yiyang Group had operating expenses of $2,741,329, as compared to operating expenses of $1,107,446 for the fiscal year ended December 31, 2008, an increase of $1,633,883, or approximately 148%.  The operating expenses for Yiyang Group are divided into Administrative Expenses and Selling Expenses, both of which are discussed below:

Administrative Expenses Administrative expenses totaled $2,669,802 for the fiscal year ended December 31, 2009, as compared to $1,090,129 for the fiscal year ended December 31, 2008, an increase of $1,579,673, or approximately 145%.  The increase in administrative expenses was primarily attributable to the facts that: i) in the fiscal year ended December 31, 2009, Yiyang Group implemented a new compensation policy which resulted in an increase of approximately $295,000 in salary expenses experienced by the Company in 2009; and ii) during the fiscal year ended December 31, 2009, Yiyang Group expensed the accumulated loss of approximately $650,000 that Yiyang sustained as a result of a traffic accident in experienced by Yiyang Group in the fiscal year ended December 31, 2008; and iii)Yiyang Group expensed all deferred merger costs of approximately $367,000 relating to its corporate restructuring during the fiscal year ended 2009.

Selling Expenses Selling expenses totaled $71,527 for the fiscal year ended December 31, 2009 as compared to $17,317 for the fiscal year ended December 31, 2008, an increase of $54,210, or 313%.

Net Income

During the fiscal year ended December 31, 2009, Yiyang Group had net income in the amount of $4,682,599 as compared to $3,669,695 for the fiscal year ended December 31, 2008, an increase of $1,012,904. The increase in net income was primarily attributable to the facts that: i) during the fiscal year ended 2009 the Yiyang Group added 5 new traffic lines which resulted in the expansion of Yiyang Group’s transportation services, thereby allowing Yiyang Group to generate additional revenue; and ii). In 2009, the PRC Government established the “Tax-for-Fee” reform; this tax reform resulted in Yiyang Group’s subcontractors paying Yiyang Group increased monthly compensation regarding Yiyang Group’s services.

Liquidity and Capital Resources

Yiyang Group’s business operations are primarily funded through the revenue generated by Yiyang Group’s business operations and through short term bank loans. Yiyang Group anticipates that the existing cash and cash equivalents on hand, together with the net cash flows generated from its business activities will be sufficient to meet the working capital requirements to sustain the current business operations for the next twelve months.  Additionally, Yiyang Group, as noted above, Yiyang Group anticipates additional working capital to be needed to expand its business operations, which will include, but not be limited to, replacing and updating transporting facilities, developing high-end passenger transport, tour passenger transport, and the Yiyang Group’s logistics transport business, and adding new passenger transport lines, and properly improving the running frequency of Yiyang Group’s vehicles.  The Registrant anticipates raising approximately funds to expand Yiyang’s business operations through a private placement offering of the Registrant’s common stock in order to provide the additional working capital to be used to expand the business operations of Yiyang Group.

Total Current Assets & Total Assets

As of December 31, 2009, Yiyang Group has: i) total current assets of $19,758,689 as compared to total current assets of $13,740,368 at December 31, 2008, an increase of $6,018,321 or 44% and ii) total assets of $32,634,672 as of December 31, 2009 compared to total assets of $24,989,119 as of December 31, 2008, an increase of $7,645,553 or approximately 31%.  Yiyang Group’s total current assets and total assets increased from December 31, 2008 to December 31, 2009 primarily due to changes that Yiyang Group experienced in cash and cash equivalents, accounts receivable, and amounts due from a related party, all of which are discussed below.

Cash and Cash Equivalents.  Cash and cash equivalents represent cash in banks and cash on hand.  As of December 31, 2009, we have cash and cash equivalents of $1,084,066, as compared to $533,565, at December 31, 2008 an increase of $550,501, or approximately 103%.  The increase is primarily attributable to the fact that the Company experienced an increase in its bank loans.

Accounts Receivable. Accounts receivable represents outstanding service fees to be collected from customers and subcontractors. As of December 31, 2009, we have accounts receivable of $782,258, as compared to $393,925, at December 31, 2008 an increase of $388,333, or approximately 99%.  The increase is primarily attributable to the fact that the Company experienced an increase in business operations which resulted in a corresponding increase in Yiyang Group’s Accounts Receivable.

Due From Related Party.  Related parties, which can be a corporation, individual, investor or another entity are considered to be related if the party has the ability, directly or indirectly, to control the other party or exercise significant influence over Yiyang Group in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.  Yiyang Group’s related parties are discussed in detail above and in the section entitled “Related Parties” below.  As of December 31, 2009, we have amounts due from related party of $17,191,539, as compared to $11,453,160, at December 31, 2008 an increase of $5,738,379, or approximately 50%.  Yiyang Group has the following due from related parties as outlined below:

Related Party	2009	2008
	USD	USD
Yiyang Xiangyun Station Services Company Limited (Note a)	8,971,918	929,866

Yiyang Xiangyun Investment Company Limited (Note a)	6,298,512	10,523,294

Yiyang Xiangyun Holding Company Limited (Note b)	1,921,109
Total	17,191,539	11,453,160

(a)

Balance due from related parties represents funds advanced for financing their operations and are secured by the assets of the two parties. Starting January 1, 2008, interest is computed at a rate based on 10% increment of the PRC’s banks’ current borrowing rate, and is payable every month. The outstanding principal balances are due on June 1, 2010.  Interests earned on these funds were $624,563 and $105,069 for the years ended December 31, 2009 and 2008, respectively.

(b)

The outstanding amount is unsecured, non-interest bearing and has no fixed terms of repayment.

Total Current Liabilities

As of December 31, 2009, we have total current liabilities of $15,277,800 as compared to total current liabilities of $9,429,175 at December 31, 2008, an increase of $5,848,625 or approximately 62%. The increase in the Company’s total current liabilities from December 31, 2008 to December 31, 2009 was primarily attributable to increases in bank loans.

Bank Loans.  As of December 31, 2009, we have Bank Loans of $8,257,767, as compared to bank loans of $3,427,101 as of December 31, 2008, an increase of $4,830,666, or approximately 141%. Bank Loans are secured by land use right and the buildings owned by Yiyang and its related parties.  Besides the loan to related parties as foregoing, the loans are used to finance Yiyang’s daily operations, fuel purchasing costs and accessories for Yiyang’s motor vehicles.  Interest rates on Bank Loan range from 5.31% to 6.48%.   The increase in our Bank Loans was primarily attributable to an increase in daily operating expenses for Yiyang and loans to related parties.

Cash Flow for December 31, 2009 as Compared to December 31, 2008

Operating Activities  Net cash of $10,444,109 was provided by operating activities during the fiscal year ended December 31, 2009, compared to net cash provided by operating activities of $9,596,769 during the fiscal year ended December 31, 2008, representing change of $847,340 or approximately 9%.  The change in net cash provided by our operating activities was primarily attributable to the fact that Yiyang Group experienced an increase in its revenues.

Investing Activities Net cash of $11,967,934 was used by investing activities during the fiscal year ended December 31, 2009, compared to net cash of $7,838,611 used by investing activities during the fiscal year ended December 31, 2008, representing change of $4,129,323.  The change in net cash provided by our investing activities was primarily attributable to the facts that during the fiscal year ended December 31, 2009: i) Yiyang Group invested funds in upgrading some of its operating vehicles; and ii) Yiyang Group reacquired some traffic lines that were previously sold to and operated by Yiyang Group’s sub-contractors and loans to related parties.

Financing Activities  Net cash of $2,084,264 was provided by financing activities during the fiscal year ended December 31, 2009, compared to net cash of $1,657,931 used by financing activities during the fiscal year ended December 31, 2008.  The change in net cash provided/used by our financing activities was primarily attributable to an increase in bank loans borrowed by Yiyang Group.

Off Balance Sheet Arrangements

As of March 15, 2010, we do not have any off balance sheet arrangements.

Critical Accounting Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods reported. Actual results could differ from those estimates. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities are discussed below.

Income Taxes

 The objectives of accounting for income taxes are to recognize the amount of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in an entity’s financial statements or tax returns.  Judgment is required in assessing the future tax consequences of events that have been recognized in financial statements or tax returns.  Uncertain income tax positions will be recognized only if it is more likely than not that it will be sustained upon IRS examination, based upon its technical merits.  Once that status is met, the amount recorded will be the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.  The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income tax expense in our consolidated statements of earnings.  The Company assesses deferred tax assets to determine if the items are more likely than not be realized and a valuation allowance is established for any amounts that are not more likely than not to be realized.  Changes in estimates regarding the actual outcome of these future tax consequences, including the effects of IRS examinations and examinations by other state agencies, could materially impact our financial position and results of operations.

Accounts Receivable and Allowance for Doubtful Accounts

Throughout the year, we perform credit evaluations of our customers and subcontractors, and we adjust credit limits based on payment history and the customer’s current creditworthiness. We continuously monitor our collections and maintain a reserve for estimated credits which is calculated on a monthly basis. We make judgments as to our ability to collect outstanding receivables and provide allowances for anticipated bad debts and refunds. Provisions are made based upon a review of all significant outstanding invoices and overall quality and age of those invoices not specifically reviewed. In determining the provision for invoices not specifically reviewed, we analyze collection experience, customer credit-worthiness and current economic trends.

Estimated losses of accidents

The estimate losses of accidents is based on the best estimate made by the management according to the opinion of the attorney with reference to the past court case. The final settlement is determined by the Court and may not be same as the original estimate, such difference will impact the provision charge in the period in which such estimate has been changed.

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued ASC 105, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162” (“FAS 168”).  ASC 105 replaces FAS 162 and states that the source of authoritative U.S. generally accepted accounting principles (GAAP) recognized by the FASB to be applied by nongovernmental entities includes the FASB Accounting Standards Codification (Codification), and all the rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws for SEC registrants. The Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative.  This statement will be effective for financial statements issued for interim and annual periods ending after September 15, 2009.  ASC 105 will not impact our financial statements.

In June 2009, FASB issued ASC 860, “Accounting for Transfers of Financial Assets – an Amendment of FASB Statement No.140” (“FAS 166”).  ASC 860 removes the concept of special-purpose entity from FASB Statement No. 140 and removes the exception from applying FASB Interpretation No. 46 (R) “Consolidation of Variable Interest Entities,” (“FIN 46R”) to qualifying special-purpose entities.  ASC 860 further clarifies that the determination of whether a transferor and all of the entities included in the transferor’s financial statements being presented have surrendered control over transferred financial assets must take into consideration of the transferor’s continuing involvements in the transferred financial asset.  This statement requires that a transferor recognize and initially measure at fair value all assets obtained and liabilities incurred as a result of a transfer of financial assets accounted for as a sale.  Enhanced disclosures about transfers of financial assets and a transferor’s continuing involvement with transferred financial assets are required.  This Statement shall be effective for reporting periods beginning on or after November 15, 2009.  The Group does not expect ASC 860 to have a material impact on our financial statements.

In June 2009, the FASB issued ASC 810, “An Amendment to FASB Interpretation No. 46(R)” (“FAS 167”) to improve financial reporting by enterprises involved with variable interest entities.  ASC 810 amends FIN 46R to require an enterprise to perform an analysis to determine whether the enterprise’s variable interests give it a controlling financial interest in a variable interest entity, and to perform ongoing assessments of whether an enterprise is the primary beneficiary of a variable interest entity. This statement also adds an additional reconsideration event for determining a variable interest entity when any changes in facts and circumstances occur.  This Statement shall be effective as of the beginning of the entity’s first annual reporting period beginning after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter.  Earlier application is prohibited.  The Group does not expect a material impact on its financial statements when these additional provisions are adopted.

PROPERTIES

The Company’s offices are located at No.823, Taohualun West Road, Yiyang City, HuNan Province, China 413000.  The building, approximately 3,500 square meters in size, in which the Company’s offices are located is owned by Yiyang Group.  In addition to the foregoing building, the Yiyang Group currently owns 1,000 vehicles which include more than 900 buses, plus mini-vans and automobiles.  The Yiyang Group operates 24 separate bus stations located throughout Yiyang City; the 24 bus stations are all owned by the related party, Station Co.  The following list identifies the bus stations:

Station Name	Address	Area(m2)
Nan Xian Station	No. 54 Nanzhouzhong Road,Nan Xian, Yiyang City	13,012
Nan Xian Xiangbei Station	Linyin Road, Nan Xian, Yiyang City	6,010
Nan Xian Xingsheng Station	Xingsheng East Road, Nan Xian, Yiyang City	22,222
Heshan Station	No. 1025 Taohualun Road, Heshan, Yiyang City	30,554
Ziyang Station	No. 8 Maliangbei Road, Ziyang, Yiyang City	18,822
Qiaonan Station	Qiaonan Road, Heshan, Yiyang City	19,383
Anhua Station	Nipuqiao Village, Anhua Dongping, Yiyang City	7,743
Anhua Fuxi Station	Fuxi County, Anhua, Yiyang City	3,335
Anhua Yangjiao Station	Yangjiao County, Anhua, Yiyang City	1,966
Meicheng Station	No. 171 Dongzhen Street, Anhua Meicheng, Yiyang City	1,811
Meicheng Fukang Station	Qianxin District, Anhua Meicheng, Yiyang City	14,666
Dafu Station	Dafu District, Anhua, Yiyang City	1,384
Qingtang Station	Qingtang District, Anhua, Yiyang City	3,138
Huishangang Station	Huishangang District, Taojiang, Yiyang City	9,523
Yuanjiang Station	No. 59 Yingguang Road, Yuanjiang, Yiyang City	11,851
Nanda Station	Nanda District, Yuanjiang, Yiyang City	5,032
Yangluo Station	Yangluo District, Yuanjiang, Yiyang City	2,062
Heba Station	Wuyizhong Road, Datonghu Heba, Yiyang City	6,387

Qianshanhong Station	Qianshanhong District, Datonghu, Yiyang City	4,183
Beizhouzi Station	Beizhouzi District, Datonghu, Yiyang City	3,821
Jinpen Station	Jinpen District, Datonghu, Yiyang City	2,894
Taojiang Station	Taohua Road, Taojiang Taohuajiang, Yiyang City	12,166
Majitang Station	Majitang District, Taojiang, Yiyang City	5,016
Taojing East Station	Furong Road, Taojiang Taohuajiang, Yiyang City	17,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following tables sets forth certain information with respect to beneficial ownership of our common stock immediately after the closing of the reverse acquisition based on 20,000,000 issued and outstanding shares of common stock.  Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title of Class	Name and Address	Number of Shares Beneficially Owned	Percent of Class
Common	Will Tone Limited No. 823 Taohualun West Road Yiyang City, China 413000	10,263,540	51.32%

(1)

Mr. Guo as the sole executive director of Will Tone Limited may be deemed to have power to direct the voting and disposition of 10,263,540 shares of Common Stock held by Will Tone Limited. And Mr. Guo disclaims his pecuniary interest of beneficial ownership of the shares held by Will Tone Limited.

Security Ownership of Management

The following table sets forth, as of April 1, 2010, immediately following the transfer of shares  from the Shareholders of Eminent Promise by way of irrevocable stock power as disclosed in Item 5.01 herein, the ownership of each executive officer and director of the Company, and of all executive officers and directors of the Registrant as a group. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title of Class	Name and Address	Number of Shares Beneficially Owned	Percent of Class
Common	Mr. YueMing Guo(1) No.823, Taohualun West Road Yiyang City, HuNan Province China 413000	2,519,575	12.60%

Common	Ms. Caichun Wen(1) No.823, Taohualun West Road Yiyang City, HuNan Province China 413000	1,205,400	6.03%
Common	Mr. Xin He(1) No.823, Taohualun West Road Yiyang City, HuNan Province China 413000	50,000.25%
Common	Anna Herbst(1) 87-10 Clover Pl. Holliswood, NY 11423	100,000	0.50%
Common	All Directors and Officers as a Group 3 in total)	3,874,975	19.38%

(1)

Officer or Director of the Registrant

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers and Significant Employees

The respective positions and ages of the directors and executive officers of the Registrant as of April 1, 2010, are shown in the following tables.  Each director of the Registrant has been elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified.  Vacancies in the existing Board of Directors of the Registrant are filled by majority vote of the remaining Directors.  There are no agreements or understandings for any officer or director to resign at the request of another person, and no officer or director is acting on behalf of or will act at the direction of any other person.

Name	Age	Position	Director or Officer Since
Mr. Yueming Guo	46	Director and President	April 2010
Ms. Caichun Wen	46	Chief Executive Officer and Secretary	April 2010
Mr. Xin He	37	Chief Financial Officer and Treasurer	April 2010
Anna Herbst	52	Director	March 2008

Biographical Information

Mr. Yueming Guo. Mr. Yueming Guo currently serves as a director and President of the Registrant.  In addition to his work for the Registrant, he has served as the chairman of the board of directors of our operating affiliate, Yiyang Group, since April 2005.  Prior to his work with the Yiyang Group, Mr. Yueming Guo had worked as a technician, fleet header, Director of Security Division, and Vice General Manager of the Yiyang Automobile Transport General Company, predecessor of Yiyang Group.  Mr. Guo has a bachelor in business management from the Open University of China in January 2007.

Ms. Caichun Wen.  She currently serves as the Chief Executive Officer and Secretary of the Registrant.  In addition to her work with the Registrant, also serves as the Vice Chairman and General Manager of the Yiyang Group; she has served in this capacity since April 2005.  As the Vice Chairman and General Manager of the Yiyang Group, she is responsible for the general management of the Company.  Prior to her work with the Yiyang Group, Ms. Caichun Wen had been working at Yiyang Automobile Transport General Company, predecessor of Yiyang Group. Ms. Wen has a bachelor in law from the Open University of China in December 2003.

Mr. Xin He. Mr. Xin He currently serves as the Chief Financial Officer and Treasurer of the Registrant.  In addition to his work for the Registrant, Mr. Xin He has served as the chairman of the board of directors of our operating affiliate, Yiyang Group, since August 2009.  Prior to his work with the Yiyang Group, from September 2008 through April 2009 Mr. Xin He worked as an auditor for Ernst & Young LLP in New York City. From May 2002 through August 2008, Mr. Xin He worked as the CFO of Chinatex America Holding Corp. at New York. Mr. Xin He has an MA in Taxation from Central University of Finance and Economics in the PRC, and an MA in Accounting from Seton Hall University in the United States. He holds CPA licenses in both US and China.

Ms. Anna Herbst. Ms. Herbst currently serves as a director of the Company.  In addition to her work with the Company, Ms. Herbst has also worked as the vice president of Mid-Continental Securities Corp since April 2009.  From September, 2006 to November, 2007 Anna Herbst served as President, Director and Chief Financial Officer of China Ruitai International Holding Co.  In addition to the foregoing employment, Ms. Herbst works as a free lance consultant in the field of reverse mergers.  Ms. Herbst has over 17 years of experience in the field of reverse mergers and research with regard to suitability of companies on the Pink Sheets, Over-The-Counter Bulletin Board, NASDAQ board and AMEX board for their use as shell companies for the purpose of reverse merger. Subsequent to closing of the Share Exchange and following compliance with the provisions of SEC Rule 14f-1, it is anticipated that Anna Herbst will resign as a director and be replaced by one or more persons designated by Eminent Promise.

Family Relationships

None

The Board of Directors and Committees

Our Board of Directors does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by our Board of Directors as a whole. Our company is not required to maintain such committees under the rules applicable to companies that do not have securities listed or quoted on a national securities exchange or national quotation system. We intend to create board committees, including an independent audit committee, in the near future. If we are successful in listing our common stock on the American Stock Exchange or Nasdaq, we would be required to have, prior to listing, an independent audit committee formed, in compliance with the requirements for such listing and in compliance with Rule 10A-3 of the Securities Exchange Act of 1934.

Involvement in Certain Legal Proceedings

None of the Registrant’s officers, directors, promoters or control persons has been involved in the past five (5) years in any of the following:

(1)

Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)

Any conviction in a criminal proceedings or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)

Being found by a court of competent jurisdiction (in a civil action), the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities laws or commodities law, and the judgment has not been reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth, for the years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by the Company’s chief executive officer , chief financial officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

Summary Compensation Table:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award(s) ($)	Option Award(s) ($)	Non-Equity Incentive Plan Compensation (#)	Non-qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Mr. Yueming Guo Ms. Caichun Wen	2009 2009 2009 2008	180,000(1) 180,000(2) 150,000(3) 150,000(4)							180,000(1) 180,000(2) 150,000(3) 150,000(4)
Mr. Xin He	2009 2008	100,000(5) -------							100,00(5) ------

(1)

This figure represents $180,000 in compensation earned by Mr. Yueming Guo while working as an officer/director of our operating affiliate, Yiyang Group during the fiscal year ended 2009.

(2)

This figure represents $180,000 in compensation earned by Mr. Yueming Guo while working as an officer/director of our operating affiliate, Yiyang Group during the fiscal year ended 2008.

(3)

This figure represents $150,000 in compensation earned by Ms. Caichun Wen while working as an officer/director of our operating affiliate, Yiyang Group during the fiscal year ended 2009.

(4)

This figure represents $150,000 in compensation earned by Ms. Caichun Wen while working as an officer/director of our operating affiliate, Yiyang Group during the fiscal year ended 2008.

(5)

This figure represents $100,000 in compensation earned by Mr. Xin He while working as an officer of our operating affiliate, Yiyang Group during the fiscal year ended 2009.

Option Grants in Last Fiscal Year

There were no options granted to any of the named executive officers during the fiscal year ended December 31, 2009.

Employment Agreements

We have no written employment agreements with our officers and directors other than those entered into by Yiyang Group and our officers.

Subsidiary Employment Agreements

The Registrant’s variable interest entities, Yiyang Group, has entered into employment agreements with its officers.  The following discussion identifies and summarizes the employment agreements that Yiyang Group has entered into with its executive officers:

Employment Contract – Yueming Guo

On January 1, 2009, Yiyang Xiangyun Group Co., Ltd. entered into an employment agreement with Mr. Yueming Guo for an unfixed term, pursuant to which Yiyang Xiangyun Group Co., Ltd. agreed to employ Mr. Yueming Guo as the Chief Executive Officer of the Yiyang Xiangyun Group Co., Ltd.  Pursuant to the terms of the employment agreement, Mr. Yueming Guo is paid an annual salary of $180,000.  The employment agreement may be terminated by Mr. Yueming Guo upon sixty (60) days notice, or by the Company pursuant to enumerated circumstances set forth in the employment agreement.  The foregoing description of the employment agreement is qualified in its entirety by reference to the employment agreement which is attached hereto as Exhibit 10.6 and is herein incorporated by reference.

Employment Contract – Caichun Wen

On January 1, 2009, Yiyang Xiangyun Group Co., Ltd. entered into an employment agreement with Ms. Caichun Wen for an unfixed term, pursuant to which Yiyang Xiangyun Group Co., Ltd. agreed to employ Ms. Caichun Wen as the general manager of the Yiyang Xiangyun Group Co., Ltd.  Pursuant to the terms of the employment agreement, Ms. Caichun Wen is paid an annual salary of $150,000.  The employment agreement may be terminated by Ms. Caichun Wen upon sixty (60) days notice, or by the Company pursuant to enumerated circumstances set forth in the employment agreement.  The foregoing description of the employment agreement is qualified in its entirety by reference to the employment agreement which is attached hereto as Exhibit 10.7 and is herein incorporated by reference.

Employment Contract –Xin He

On August 1, 2009, Yiyang Xiangyun Group Co., Ltd. entered into an employment agreement with Xin He for an unfixed term, pursuant to which Yiyang Xiangyun Group Co., Ltd. agreed to employ Mr. Xin He as the Chief Financial Officer of the Yiyang Xiangyun Group Co., Ltd.  Pursuant to the terms of the employment agreement, Mr. Xin He is paid an annual salary of $100,000.  The employment agreement may be terminated by Mr. Xin He upon sixty (60) days notice, or by the Company pursuant to enumerated circumstances set forth in the employment agreement.  The foregoing description of the employment agreement is qualified in its entirety by reference to the employment agreement which is attached hereto as Exhibit 10.8 and is herein incorporated by reference.

Equity Compensation Plan Information

The Registrant currently does not have any equity compensation plans.

Director Compensation

We do not currently compensate our directors for their services as directors. Directors are reimbursed for their reasonable out-of-pocket expenses incurred with attending board or committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

As noted above, Yiyang Group was incorporated as a state-owned enterprise in the People’s Republic of China on December 26, 1987. On March 29, 2005, the Yiyang Group was converted into a limited company under an agreement with the Government of the PRC. Prior to June 1, 2009, Yiyang Group was engaged in the following businesses in the PRC:

1.

Public transportation – provide public transportation services for over 300 bus routes throughout mainland China;

2.

Property investment –real estate investment and management activities through five wholly-owned subsidiaries; and

3.

Hospitality and other activities - hospitality and other transport related services through nine branches located in the PRC.

Effective June 1, 2009, pursuant to a carve out agreement dated June 19, 2009, the Yiyang Group was reorganized into three independent legal entities:

1.

Yiyang Xiangyun Group Company Limited (“Yiyang Group”) continues to hold the public transportation service;

2.

Yiyang Xiangyun Investment Company Limited (“Investment Co.”) was formed to engage in property investment business; and

3.

Yiyang Xiangyun Station Services Company Limited (“Station Co.”) was formed to take over the operation of the hospitality and other activities.

All three entities above are under the common control of the same shareholder, Yiyang Holding. As such, Investment Co. and Station Co. are deemed to be “related parties”.  The Yiyang Group has the following amounts due from related parties:

	2009	2008
	USD	USD
Yiyang Xiangyun Station Services Company Limited (Note a)	8,971,918	929,866

Yiyang Xiangyun Investment Company Limited (Note a)	6,298,512	10,523,294

Yiyang Xiangyun Holding Company Limited (Note b)	1,921,109
	17,191,539	11,453,160

(a)

Balance due from related parties represents funds advanced for financing their operations and are secured by the assets of the two parties. Starting January 1, 2008, interest is computed at a rate based on 10% increment of the PRC’s banks’ current borrowing rate, and is payable every month. The outstanding principal balances are due on June 1, 2010.  Interests earned on these funds were $624,563 and $105,069 for the years ended December 31, 2009 and 2008, respectively.

(b)

The outstanding amount is unsecured, non-interest bearing and has no fixed terms of repayment.

Aside from the foregoing, there were no material transactions, or series of similar transactions, during our Company’s last fiscal year, or any currently proposed transactions, or series of similar transactions, to which our Company was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the small business issuer’s total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Director Independence

Our board has determined that Anna Herbst is an independent director within the meaning of applicable NASDAQ Stock Market and SEC rules. In considering director independence, the board studied the shares of our common stock beneficially owned by each of the directors, whether directly or indirectly, as set forth under “Security Ownership of Certain Beneficial Owners and Management.”

LEGAL PROCEEDINGS

Yiyang Group is currently involved in the following legal proceedings in the PRC:

Case No.: No. 009 [2008] of the Re-appeal Case of Civil Tribunal of the Higher People’s Court of Hunan Province.  This case is legal proceeding regarding a dispute over vehicle contract pursuant to which the Applicant of Action, Kang Tiezhi is seeking the return of RMB 400,000 (US $58,823.52) plus interest regarding the contract dispute.  The case is currently in final adjudication before the Higher People’s Court of Hunan Province.

Case No.: No. 371 [2008], the First Trial of Civil Tribunal of the People’s Court of Suxian District, Hunan Province.  In 2008, Yiyang Group was involved in a severe traffic accident in the PRC which resulted in the death and injury to multiple individuals.  Under PRC law, Yiyang Group has an obligation to compensate the loss of the victims prior to a legal proceeding.  As of December 31, 2009, no final settlement had been determined by the Court; after review of the case, Yiyang Group’s management has made a provision in the amount of $709,906 to cover anticipated costs associated with the settlement discussed herein.  During the fiscal year ended December 31, 2009, Yiyang Group received compensation from its insurance company in the amount of $514,000.

Aside from the foregoing, the Registrant is not a party to any material pending legal proceedings, and no such proceedings are known to be contemplated. However, from time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business and an adverse result in these or other matters may arise from time to time that may harm our business.  No director, officer or affiliate of the Registrant, and no owner of record or beneficial owner of more than 5.0% of the securities of the Registrant, or any associate of any such director, officer or security holder is a party adverse to the Registrant or has a material interest adverse to the Registrant in reference to pending litigation.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

No public trading market currently exists for the Company’s securities.  Previously the Registrant’s common stock was publicly traded on the pink sheets under the trading symbol “CDCE”.  However, due to trading inactivity the Registrant’s trading symbol was removed from the pink sheets. The Company plans to apply for public quotation of its shares in the over-the-counter market.  This process will require the Company to find a brokerage firm to apply for listing.  There is no assurance that a market will develop, or that a shareholder will ever be able to liquidate his or her investment. The Company currently has 20,000,000 shares of common stock issued and outstanding.

Holders

As of the date of this Form 8-K, the Registrant currently has 20,000,000 shares of common stock issued and outstanding owned by approximately 42 owners of record.

Dividends

The Company has not declared or paid any cash dividends on its common stock during the fiscal years ended December 31, 2009 or 2008.  There are no restrictions on the common stock that limit the ability of us to pay dividends if declared by the Board of Directors and  the loan agreements and general security agreements covering the Company’s assets do not limit its ability to pay dividends.  The holders of common stock are entitled to receive dividends when and if declared by the Board of Directors, out of funds legally available therefore and to share pro-rata in any distribution to the stockholders. Generally, the Company is not able to pay dividends if after payment of the dividends, it would be unable to pay its liabilities as they become due or if the value of the Company’s assets, after payment of the liabilities, is less than the aggregate of the Company’s liabilities and stated capital of all classes.

Equity Compensation Plan

We do not have an equity compensation plan.

RECENT SALES OF UNREGISTERED SECURITIES

On April 1, 2010 pursuant to the closing of the Share Exchange Agreement dated April 1, 2010, by and between the Registrant, Eminent Promise, and the Shareholders of Eminent Promise, the Registrant issued 14,700,000 shares of common stock.  As set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, in return for the issuance of 14,700,000 shares of its common stock, the Registrant received all of the issued and outstanding common stock of Eminent Promise thereby making Eminent Promise and its wholly-owned subsidiaries Tone Express and Yiyang Tone Express, wholly-owned subsidiaries of the Registrant, and Yiyang Group a VIE of the Registrant.  For the above share issuances the shares were not registered under the Securities Act in reliance upon the exemption from registration provided in Regulation S of the Securities Act. No underwriters were used, nor were any brokerage commissions paid in connection with the above share issuances.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 300,000,000, $.001 par value common stock, of which 20,000,000 shares are issued and outstanding. As of the date hereof, there are no outstanding options, warrants or other securities

Voting Rights

Each outstanding share of the common stock is entitled to one vote in person or by proxy in all matters that may be voted upon by shareholders of the Registrant.

Cash Dividends

As of the date hereof, we have not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our Board of Directors and will depend upon our earnings, if any, our capital requirements and financial position, and other applicable conditions. We do not intend to pay any cash dividends in the foreseeable future but rather to reinvest earnings, if any, in our business operations.

Anti-Takeover Provisions

There are no anti-takeover provisions that may have the effect of delaying or preventing a change in control.

Preemptive Rights

The holders of the common stock have no preemptive or other preferential rights to purchase additional shares of any class of the Registrant's capital stock in subsequent stock offerings.

Liquidation Rights

In the event of the liquidation or dissolution of the Registrant, the holders of the common stock are entitled to receive, on a pro rata basis, all assets of the Registrant remaining after the satisfaction of all liabilities.

Conversion and Redemption Rights

The shares of the Registrant’s common stock have no conversion rights and are not subject to redemption. All of the issued and outstanding shares of the Registrant’s common stock are, and the unissued shares in this offering, when sold and paid for, will be duly authorized, fully paid, non-assessable and validly issued.

Preferred Stock

We are authorized to issue 30,000,000 shares of preferred stock, $.001 par value, of which none are currently issued and outstanding.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Articles of Incorporation and Bylaws include provisions requiring the Company to provide indemnification for officers, directors, and other persons.  The following describes the general terms of the indemnification:

Article 6.1 Indemnification of officers, directors, employees and agents.

(a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful, The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

(b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c) To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (I) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

(g) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, officers and controlling persons of our company under Nevada law or otherwise, we have been advised the opinion of the Securities and Exchange Commission is that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event a claim for indemnification against such liabilities (other than payment by us for expenses incurred or paid by a director, officer or controlling person of our company in successful defense of any action, suit, or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question of whether such indemnification by it is against public policy in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

As described in Item 2.01, on April 1, 2010, the Registrant completed the Share Exchange with Eminent Promise.  As a result of the closing of the Share Exchange, there was a change in control of the Registrant.

 Immediately prior to the closing of the Share Exchange, on April 1, 2010, in order to facilitate the closing of the Share Exchange transaction, Mr. Yueming Guo returned 14,700,000 shares of common stock to the Registrant for cancellation; Mr. Yueming Guo’s shares were cancelled and returned to the Company’s authorized but unissued shares of common stock.  Following the closing of the Share Exchange, the Shareholders of Eminent Promise acquired a total of 14,700,000 shares of the Registrant’s common stock.  Through the Share Exchange, Will Tone Limited, a corporation organized under the laws of the British Virgin Islands acquired a total of 10,263,540 shares of the Registrant’s common stock, approximately 51.31% of the currently issued and outstanding shares of the Registrant’s common stock, and Mr. Yueming Guo acquired a total of 2,519,575 shares of the Registrant’s common stock, approximately 12.60% of the currently issued and outstanding shares of the Registrant’s common stock.  Further reference regarding changes in control of the Registrant is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.02 –  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Exchange Agreement, upon closing of the Share Exchange Frank Pioppi resigned as a director of the Registrant.  Mr. Yueming Guo was appointed as a director and President of the Registrant.  In addition, all of the former officers of the Registrant resigned and the following persons were appointed as officers of the Registrant: Ms. Caichun Wen as Chief Executive Officer and Secretary, and Mr. Xin He as Chief Financial Officer and Treasurer. Subsequent to closing of the Share Exchange and following compliance with the provisions of SEC Rule 14f-1, it is anticipated that Anna Herbst will resign as a director and be replaced by one or more persons designated by Eminent Promise.  All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board of directors.

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 26, 2010, the Registrant caused a corporation to be formed under the laws of the State of Nevada called China Transportation International Holdings Group Limited (“Merger Sub”), as a wholly-owned subsidiary of the Registrant.

On March 17, 2010, the Registrant caused to be filed with the Nevada Secretary of State Articles of Merger and an Agreement and Plan of Merger, copies of which are attached hereto as Exhibit 3.1(v) and hereby incorporated by reference, whereby Merger Sub merged with and into the Registrant with the Registrant remaining as the surviving entity.  The effective date of the merger was March 17, 2010.  As a result of the merger, the separate existence of Merger Sub ceased and the corporate name of the Registrant was changed to “China Transportation International Holdings Group Limited.” Prior to the merger, Merger Sub had no liabilities and nominal assets.  The Registrant was the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there is no change in the directors, officers, capital structure or business of the Registrant.

Pursuant to Nevada Revised Statute, Section 92A.180, the Registrant, as the parent domestic corporation owning at least 90 percent of the outstanding shares of common stock of the Merger Sub, may merge Merger Sub into itself without the approval of the Registrant’s shareholders, and may also effectuate a name change in conjunction with the merger without the approval of the Registrant’s shareholders. Upon the filing of Articles of Merger and an Agreement and Plan of Merger with the Secretary of State of Nevada, the Registrant’s articles of incorporation were deemed amended to reflect the change in the Registrant’s corporate name.

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

See Item 2.01 above relating to the share exchange with Eminent Promise. As a result of the share exchange, the Registrant ceased to be a shell company.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the reverse merger with Eminent Promise as described in Item 2.01. As a result of the merger, the Registrant has acquired an operating affiliate that possesses an operating business. Consequently, the Registrant believes that the reverse merger has caused it to cease to be a shell company. For information about the merger transactions, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K, which information is incorporated hereunder by this reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

 In accordance with Item 9.01(a), Yiyang Xiangyun Group Company Limited’s audited financial statements for the fiscal years ended December 31, 2009 and 2008, are filed in this Current Report on Form 8-K as Exhibit 99.1.1; and

(b)

Pro Forma Financial Information.

In accordance with Item 9.01(b), the Registrant’s unaudited pro forma financial information as of December 31, 2009 and for the fiscal years ended December 31, 2009 and 2008 are filed in this Current Report on Form 8-K as Exhibit 99.2.

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No. Description

2.1	Share Exchange Agreement dated April 1, 2010 by and between China Transportation International Holdings Group Limited, Eminent Promise Limited, and the Shareholders of Eminent Promise Limited.*
3.1(i)	Articles of Incorporation, March 12, 2004, incorporated by reference from Form 10A filed with the Securities and Exchange Commission on July 8, 2009.
3.1(ii)	First Amendment to Articles of Incorporation, December 22, 2004, incorporated by reference from Form 10A filed with the Securities and Exchange Commission on July 8, 2009.
3.1(iii)	Second Amendment to Articles of Incorporation, December 1, 2006, incorporated by reference from Form 10A filed with the Securities and Exchange Commission on July 8, 2009.
3.1(iv)	Third Amendment to Articles of Incorporation, February 5, 2007, incorporated by reference from Form 10A filed with the Securities and Exchange Commission on July 8, 2009.
3.1(v)	Articles of Merger with Agreement and Plan of Merger by and between China Ding Cheng Science Holdings Co., Ltd. and China Transportation International Holdings Group Limited.*
3.2	Bylaws, incorporated by reference from Form 10A filed with the Securities and Exchange Commission on July 8, 2009.
10.1	Exclusive Management and Consulting and Services Agreement dated December 24, 2009 by and between Yiyang Tone Express (HK) Limited and Yiyang Xiangyun Group Co., Ltd.*
10.2	Operating Agreement dated December 24, 2009 by and between Yiyang Tone Express (HK) Limited and Yiyang Xiangyun Group Co., Ltd., and Yiyang Xiangyun Holding Company Limited.*
10.3	Power of Attorney dated December 24, 2009 by Yiyang Xiangyun Holding Company Limited.*
10.4	Exclusive Option Agreement dated December 24, 2009 by and between Yiyang Tone Express (HK) Limited and Yiyang Xiangyun Group Co., Ltd., and Yiyang Xiangyun Holding Company Limited.*
10.5	Pledge Equity Agreement dated December 24, 2009 by and between Yiyang Tone Express (HK) Limited and Yiyang Xiangyun Group Co., Ltd., and Yiyang Xiangyun Holding Company Limited.*
10.6	Employment Agreement, dated January 1, 2009 by and between Yiyang Xiangyun Group Co., Ltd. and Mr. Yue Ming Guo.*
10.7	Employment Agreement, dated January 1, 2009 by and between Yiyang Xiangyun Group Co., Ltd. and Caichun Wen.*
10.8	Employment Agreement, dated August 1, 2009 by and between Yiyang Xiangyun Group Co., Ltd. and Xin He.*

99.1	Yiyang Xiangyun Group Company Limited’s audited financial statements for the fiscal years ended December 31, 2009 and 2008*
99.2	the Registrant’s unaudited pro forma financial information as of December 31, 2009 and for the fiscal years ended December 31, 2009 and 2008 *

________

*Filed herewithin

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TRANSPORTATION INTERNATIONAL HOLDINGS GROUP LIMITED

Date: April 1, 2010

/s/ Ms. Caichun Wen

---------------------------------
By:  Ms. Caichun Wen， Chief Executive Officer